Loan Agreement

Party A (Creditor): SJ Asia Pacific Limited
Address: Trident Chambers, P.O. Box 146, Road Town Tortola, British Virgin Islands
Party B (Borrower): China Liandi Clean Technology Engineering Limited f/k/a Lian Di Petrochemical Technology Limited
Address: P. O. Box 957, offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

Party A is a wholly owned subsidiary of SJ Holdings Inc, Party B is an affiliate company of SJ Holdings Inc. Party B submitted an application to alter contract to Party A and the application has been reviewed by the parent company of Party A. Party A agrees to extend the USD 2 million loan which was originally scheduled to be repaid on May 3, 2009. The alteration of the contract is specified below.

Article 1: Loan amount: Party B applies to Party A to extend the loan of USD 2million.
Article 2: Term of the loan: Original term is from March 6, 2009 to March 31, 2010. The new term is from April 1, 2010 to June 30, 2010. Further extension shall be confirmed by writing.
Article 3: Loan interest: The annual interest is 5%.
Article 4: Usage of the loan: Party B guarantees that the loan will only be used on internal business operation of the group company.
Article 5: Repayment: Party B shall repay principle with interest at the loan expiry date. If Party B fails to repay on time, it agrees to pay a penalty of 1% except that it has gained extension from Party A.
Article 6: Party B shall update Party A on the usage of the loan.
Article 7: There are two copies of the loan agreement, each party holds one copy.

The agreement is entered into on March 31, 2010

Party A: SJ Asia Pacific Limited for and on behalf of SJ Asia Pacific Limited
Authorized Signature:
Party B: China Liandi Clean Technology Engineering Limited
Authorized Signature:

Loan Agreement

Party A (Creditor): SJ Asia Pacific Limited
Address: Trident Chambers, P.O. Box 146, Road Town Tortola, British Virgin Islands
Party B (Borrower): Lian Di Petrochemical Technology Limited
Address: P. O. Box 957, offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

Party A is a wholly owned subsidiary of SJ Holdings Inc, Party B is an affiliate company of SJ Holdings Inc. Party B submitted an application to Party A and the application has been reviewed by the parent company of Party A. Party A agrees to help Party B solve the problem of internal operation capital. Party A and Party B agree to enter the agreement as follows:

Article 1: Loan amount: ¥ 759,760,000
Article 2: Term of the loan: The term is from June 2, 2009 to December 31, 2009. Further extension shall be confirmed by writing.
Article 3: Loan interest: The annual interest is 5%.
Article 4: Usage of the loan: Party B guarantees that the loan will only be used on internal business operation of the group company.
Article 5: Repayment: Party B shall repay principle with interest at the loan expiry date. If Party B fails to repay on time, it agrees to pay a penalty of 1% except that it has gained extension from Party A.
Article 6: Party B shall update Party A on the usage of the loan.
Article 7: There are two copies of the loan agreement, each party holds one copy.

The agreement is entered into on June 1, 2009

Party A: SJ Asia Pacific Limited
Authorized Signature:
Party B: Lian Di Petrochemical Technology Limited
Authorized Signature:

Loan Memorandum

Party A: SJ Asia Pacific Limited
Address: Trident chambers, P. O. Box 146, Road Town Tortola, British Virgin Islands
Party B: China Liandi Clean Technology Engineering Limited f/k/a Lian Di Petrochemical Technology Limited
Party C: Beijing Baolixintong Technology Co., Ltd.
Address: A 710 Digital Building, 2 South Street, Zhongguancun, Haidian District, Beijing

Whereas,
1. Party A, Party B and Party C are all affiliates of their public parent company SJI INC group. To meet the capital requirement of Party B’s subsidiary and Party C, Party A and Party B entered into a loan agreement on June 1, 2009 in which Party A agrees to provide a loan of ¥ 759,760,000.
2. Party A, Party B and Party C has singed a loan memorandum on June 5, 2009, the memorandum specified that the loan amount includes an amount of ¥ 295,613,000 which is needed by Party C, Party B shall make the loan to Party C.
3. Party B and Party C have entered into a loan agreement on June 1, 2009 to confirm the aforesaid 1 and 2.

To clarify the relationship on the loan and to make preparations for Party B’s listing on U.S. securities market, parties have reached the following debt rearrangement agreement.
1. The loan amount which Party A lends to Party C through Party B shall be rearranged to Party A’s direct loan to Party C.
2. After the loan rearrangement, Party B’s credit and liability related to the loan to Party C shall be cancelled.
3. Other terms contained in the loan agreement shall not be changed.

The loan agreement is entered into on December 31, 2009

Party A: SJ Asia Pacific Limited
Authorized Signature:
Party B: China Liandi Clean Technology Engineering Limited
Authorized Signature:
Party C: Beijing Baolixintong Technology Co., Ltd.
Authorized Signature: